UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K



                        CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): Dec. 17, 1996
                                                 --------------
                                                 (Dec. 17, 1996)



                         Bradlees, Inc.

   (Exact Name of Registrant As Specified In Its Charter)



                          Massachusetts

       (State Or Other Jurisdiction of Incorporation)



1-11134                                     04-3156108

-------                                      ---------

(Commission File Number)       (IRS Employer Identification No.)



One Bradlees Circle; Braintree, Massachusetts      02184

(Address Of Principal Executive Offices)         (Zip Code)



                        (617) 380-3000

 (Registrant's telephone number, including area code)



                         Not Applicable

(Former name or former address,  if changed since last report)













                  Exhibit Index on Page 4



              Page 1 of  7 (Including Exhibit)







Item 5:  OTHER EVENTS



     Beginning on December 17, 1996, Bradlees, Inc. (the "Company") will distribute to its banks and other credit providers summaries of its unaudited financial results for the thirteen and thirty-nine weeks ended November 2, 1996, including a comparison to the Company's revised summary financial plan (the "Revised Plan") for the fiscal year ending February 1, 1997 ("Fiscal 1996") filed on Form 8-K dated September 17, 1996. The Revised Plan incorporates the actual results for the first half of Fiscal 1996. The Fiscal 1996 third quarter and year-to-date results compared to the Revised Plan are attached hereto as
Exhibit 20.



     Total sales for the 13 weeks (third quarter) and 39 weeks (year-to-date) ended November 2, 1996 were both $8.4 million below the Revised Plan. EBITDA (as defined in the exhibit) after restructuring for the same periods was $7.2 million below the Revised Plan, primarily due to the lower gross margin rate in the third quarter, partially offset by lower selling, store operating, administrative and distribution expenses ("SG&A expenses"). The lower-than-planned gross margin rate was due primarily to higher-than-planned ad markdowns associated with increased promotional activity. SG&A expenses were $1.7 million below the Revised Plan, primarily due to a $4.3 million favorable adjustment to insurance reserves, partially offset by unfavorable variances in advertising expenses ($1.5 million) and store labor expenses ($1.1 million).



     As of November 2, 1996, accounts payable was $33.7 million above Plan, due primarily to continued vendor terms support, while borrowings under the Company's DIP facility were $27.6 million under the Revised Plan. Inventories were $3.1 million above the Revised Plan at November 2, 1996.



     The Company is distributing the quarterly performance against its Revised Plan (the "Plan Performance Information") to its banks and other credit providers to facilitate their credit analyses. THE PLAN PERFORMANCE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 8-K dated September 17, 1996, Form 10-Q for the first, second and third quarters ended May 4, 1996, August 3, 1996 and November 2, 1996, respectively, and Form 10-K for the fiscal year ended February 3, 1996 (fiscal 1995). The Plan Performance Information is being reported publicly solely because it is being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly disclosing the Plan Performance Information, the Company does not believe it is obligated to provide such information indefinitely, and the Company may cease making such disclosures and updates at any time. The Plan Performance Information was not examined, reviewed or compiled by the Company's independent public accountants. The Company is not obligated to update the Plan Performance Information to reflect subsequent events or developments. The Plan Performance Information is subject to future adjustments, if any, that could materially affect such information.


                                  2


Item 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

         AND EXHIBITS



    Exhibit:   20   Summary Financial Results for the

                    13 and 39 Weeks Ended November 2, 1996





                                3







                       INDEX TO EXHIBITS





Exhibit No.        Exhibit                              Page No.





   20   Summary Financial Results for the 13 and          6

         39 Weeks Ended November 2, 1996









                                4




                          BRADLEES, INC.

                         AND SUBSIDIARIES



                            SIGNATURES

                            -----------





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





BRADLEES, INC.





Date:  December 16, 1996          By  /s/ MARK A. COHEN

                                  Mark A. Cohen

                                  Chairman and

                                  Chief Executive Officer







Date:  December 16, 1996          By  /s/ PETER THORNER

                                  Peter Thorner

                                  President, Director

                                  and Chief Operating Officer







Date:  December 16, 1996          By  /s/ CORNELIUS F. MOSES III

                                  Cornelius F. Moses III

                                  Senior Vice President,

                                  Chief Financial Officer



















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